UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020

Flexion Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36287	26-1388364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FLXN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 4, 2020, Flexion Therapeutics, Inc. (“Flexion”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Goldman Sachs & Co. LLC and Credit Suisse Securities (USA) LLC (collectively, the “Managers”) relating to the issuance and sale from time to time by Flexion (the “ATM Offering”), through the Managers, of up to $100,000,000 of shares of Flexion’s common stock, par value $0.001 per share (the “Shares”). Sales of the Shares, if any, under the Distribution Agreement may be made in any transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), in ordinary brokers’ transactions, to or through a market maker, on or through the Nasdaq Global Market or any other market venue where the securities may be traded, in the over-the-counter market, in privately negotiated transactions, or through a combination of any such methods of sale. Under the terms of the Distribution Agreement, Flexion may also sell Shares to any Manager, as principal for its own account, at a price agreed upon at the time of sale. If Flexion sells Shares to a Manager as principal, Flexion will enter into a separate terms agreement with such Manager.

The Distribution Agreement includes customary representations, warranties, and covenants by Flexion and customary obligations of the parties and termination provisions. Flexion has agreed to indemnify the Managers and affiliates of the Managers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Managers may be required to make with respect to any of those liabilities. Under the terms of the Distribution Agreement, Flexion will pay the Managers a commission of up to 3% of the gross sales price of any Shares sold.

The Shares to be sold under the Distribution Agreement, if any, will be issued and sold pursuant to the prospectus forming a part of Flexion’s shelf registration statement on Form S-3 (File No. 333-248749), which became effective on September 18, 2020, and a prospectus supplement to be filed by Flexion with the Securities and Exchange Commission. Flexion plans to use the net proceeds from any sales pursuant to the Distribution Agreement for general corporate purposes.

The offering of common stock pursuant to the Distribution Agreement will terminate upon the earliest of (1) the sale of all of the Shares or (2) the termination of the Distribution Agreement by Flexion or by any of the Managers, with respect to such Manager only.

The Distribution Agreement is attached as Exhibit 1.1 hereto, and the description of the terms of the Distribution Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the Shares pursuant to the Distribution Agreement is attached as Exhibit 5.1 hereto.

Neither this Current Report on Form 8-K nor the exhibits hereto shall constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the current expectations and beliefs of Flexion. Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements, including, but not limited to, statements relating to the potential sale of Shares under the Distribution Agreement and Flexion’s planned use of any net proceeds therefrom. These forward-looking statements are based on management’s expectations and assumptions as of the date of this report and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, without limitation, risks associated with market conditions, the satisfaction of conditions related to the ATM Offering or the sale of Shares thereunder, and unanticipated uses of any net proceeds from sales of the Shares, as well as other risks and uncertainties described in Flexion’s filings with the SEC, including under the heading “Risk Factors” in Flexion’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the SEC on November 4, 2020, and subsequent filings with the SEC. There can be no assurance that Flexion will sell any Shares under the Distribution Agreement on the anticipated terms, or at all. The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof, and Flexion undertakes no obligation to update or revise any of the statements. Flexion cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2020, Flexion issued a press release announcing its financial results for the quarter ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
1.1	Equity Distribution Agreement dated November 4, 2020, by and among Flexion Therapeutics, Inc., Goldman Sachs & Co. LLC, and Credit Suisse Securities (USA) LLC
5.1	Legal Opinion of Cooley LLP
23.1	Consent of Cooley LLP (included in Exhibit 5.1)
99.1	Press Release of Flexion Therapeutics, Inc. dated November 4, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Flexion Therapeutics, Inc.

Date: November 4, 2020	By:	/s/ Mark S. Levine
Mark S. Levine
General Counsel and Corporate Secretary

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